Basic and diluted net income per share (Tables)	12 Months Ended
Dec. 31, 2024
Basic and diluted net income per share
Schedule of basic and diluted net income per share

(Amounts expressed in thousands of USD, except	Years ended December 31,
for number of shares and per share data)	2022	2023	2024
Numerator:
Net income	21,347	14,266	663
Less: Net (loss)/income attributable to the non-controlling interest	(116)	41	(552)
Net income attributable to Xunlei Limited’s common shareholders for basic/dilutive net income per share calculation	21,463	14,225	1,215
Denominator:
Weighted average number of common shares outstanding, basic	336,040,378	326,390,687	318,758,374
Dilutive effect of restricted share units	195,123	458,815	387,908
Weighted average number of common shares outstanding, diluted	336,235,501	326,849,502	319,146,281
Basic net income per share	0.0639	0.0436	0.0038
Diluted net income per share	0.0638	0.0435	0.0038